SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                           EXCHANGE ACT OF 1934


                             February 12, 1999
                     (Date of Earliest Event Reported)


                      MORGAN STANLEY AIRCRAFT FINANCE

        (Exact Name of Registrant as Specified in Trust Agreement)


                                 Delaware
      (State or Other Jurisdiction of Incorporation or Organization)

      333-56575                                    13-3375162
      (Commission File                             (IRS Employer
      Number)                                      Identification No.)


                      Morgan Stanley Aircraft Finance
                       c/o Wilmington Trust Company
                         1100 North Market Street
                            Rodney Square North
                      Wilmington, Delaware 19890-1000
                 Attention: Corporate Trust Administration
                              (302) 651-1000


          (Address and Telephone Number, Including Area Code, of
                 Registrant's Principal Executive Office)


Item 5. Other Events


       Attached hereto as Exhibit A is a copy of a Monthly Report to Noteholders dated February 12, 1999 sent to each holder of Notes due March 15, 2023 of Morgan Stanley Aircraft Finance. Attached hereto as Exhibit B is Management's Discussion and Analysis of Financial Condition and Results of Operations for the period March 3, 1998 through November 16, 1998.



                                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                          MORGAN STANLEY AIRCRAFT FINANCE


Date: February 12, 1999                   By: /s/ Alexander Frank
                                              ---------------------------
                                              Signatory Trustee


                                 EXHIBIT INDEX

Exhibit A - Report to Noteholders

Exhibit B - Management's Discussion and Analysis of Financial Condition and
            Results of Operations for the period March 3, 1998 through November 16, 1998.